Exhibit 8.1



NAME OF SUBSIDIARY                                   PLACE OF INCORPORATION
--------------------                                 ----------------------

A1-Net (Holdings) Ltd                                 Hong Kong
Astaga Ltd                                            Mauritius
Culmane Ltd                                           Ireland
Details Nigeria Limited                               Nigeria
Entriq Inc.                                           USA
Entriq Ltd                                            British Virgin Islands
IBS LLC                                               USA
IGN Sportsbook (Pty) Limited                          South Africa
Information Technology Consulting Inc.                Mauritius
Integrated Business Systems BV.                       The Netherlands
Integrated Business Systems Investments S.A.          Luxembourg
Intervision (Services) BV.                            The Netherlands
Intervision (Services) Holdings BV.                   The Netherlands
Investment Facility Company 649 (Pty) Ltd             South Africa
Irdeto Access BV                                      The Netherlands
Irdeto Access Corp.                                   British Virgin Islands
Irdeto Access Holdings SA                             Luxembourg
Irdeto Access Inc.                                    USA
Irdeto Access Investments SA                          Luxembourg
Irdeto Consultants BV.                                The Netherlands
Irdeto Investments SA                                 Luxembourg
Irdeto Knowledge Ltd                                  British Virgin Islands
IT Hosting Strategies Inc.                            Mauritius
Lesotho Broadcasting (Pty) Limited                    Lesotho
M-Choice UK Ltd                                       United Kingdom
Menta Holdings Ltd                                    British Virgin Islands
MIH Finance (BVI) Ltd                                 British Virgin Islands
MIH (Thailand) Holdings BV.                           The Netherlands
MIH (UBC) Holdings BV.                                The Netherlands
MIH China Limited                                     Hong Kong
MIH Far East Holdings BV.                             The Netherlands
MIH Finance S.A.                                      Luxembourg
MIH Holdings S.A.                                     Luxembourg
MIH Intelprop Holdings Ltd                            Mauritius
MIH QQ (BVI) Ltd                                      British Virgin Islands
MIH SARL                                              Luxembourg
Mindport BV.                                          The Netherlands
Mindport Europe BV                                    The Netherlands
Mindport Holdings Ltd                                 British Virgin Islands
Mindport IBS Ltd                                      British Virgin Islands
Mindport Inc.                                         USA
Mindport Ltd                                          British Virgin Islands
Mindport Pty Ltd                                      Australia
MP Holdings SA                                        Luxembourg
MultiChoice Africa (Pty) Limited                      South Africa

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MultiChoice Africa Limited                            British Virgin Islands
MultiChoice Botswana (Pty) Limited                    Botswana
MultiChoice Cyprus Holdings Ltd                       Greece
MultiChoice Cyprus Ltd                                Greece
MultiChoice Ghana (Pty) Limited                       Ghana
MultiChoice Hellas S.A.                               Greece
MultiChoice Investments (Pty) Limited                 South Africa
MultiChoice Kenya Holdings Limited                    British Virgin Islands
MultiChoice Kenya Limited                             Kenya
MultiChoice Lesotho (Pty) Limited                     Maseru, Lesotho
MultiChoice Namibia (Pty) Limited                     Namibia
MultiChoice Nigeria Limited                           Nigeria
MultiChoice Rentals (Pty) Limited                     South Africa
MultiChoice Supplies (Pty) Limited                    South Africa
MultiChoice Tanzania Limited                          Tanzania
MultiChoice Transkei (Pty) Limited                    South Africa
MultiChoice Uganda Limited                            Kampala
MultiChoice Zambia Holdings Limited                   British Virgin Islands
MultiChoice Zambia Limited                            Zambia
MultiMedia Highway (Pty) Limited                      South Africa
M-Web (Thailand) Limited                              British Virgin Islands
M-Web Africa Limited                                  British Virgin Islands
M-Web China (BVI) Ltd                                 British Virgin Islands
M-Web China (Mauritius) Ltd                           Mauritius
M-Web Greece SA                                       Greece
M-Web Indonesia (BVI) Limited                         British Virgin Islands
M-Web Indonesia (Mauritius) Limited                   Mauritius
MWeb Intelprop Holdings Ltd                           Mauritius
M-Web/MIH (Malta) Ltd                                 Malta
M-Web Namibia (Pty) Limited                           Namibia
M-Web Thailand (BVI) Ltd                              British Virgin Islands
MWeb Thailand Holdings BV.                            The Netherlands
M-Web Thailand Holdings SA                            Luxembourg
M-Web Thailand Investments SA                         Luxembourg
Myriad Development BV.                                The Netherlands
Myriad Holdings Africa BV.                            The Netherlands
Myriad International Holdings Asia BV.                The Netherlands
Myriad International Holdings BV.                     The Netherlands
Myriad International Programming Services BV.         The Netherlands
Myriad Services Limited                               British Virgin Islands
NetMed SA                                             Greece
NetMed N.V.                                           The Netherlands
Netmed Hellas S.A.                                    Greece
Online Wisdom (Mauritius) Ltd                         Mauritius
OTV Holdings Limited                                  British Virgin Islands
Powerchip Limited (BVI)                               British Virgin Islands
Samart Holdings BV.                                   The Netherlands
SE Pacific Internet Holdings Ltd                      Mauritius
SuperNet SA                                           Greece
Syned S.A.                                            Greece
Tencent (BVI) Ltd                                     British Virgin Islands
Thailand Domain (BVI) Ltd                             British Virgin Islands
United Broadcasting Corporation Public
            Company Ltd                               Thailand

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Vianet Inc.                                           Cayman Islands
Villiers Securities Limited                           Mauritius
Wisdom Online (BVI) Ltd                               British Virgin Islands